UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

SCHEDULE 14A

___________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

NORTHERN STAR INVESTMENT CORP. II
(Name of Registrant as Specified In Its Charter)

__________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NORTHERN STAR INVESTMENT CORP. II
c/o Graubard Miller
405 Lexington Avenue, 44th Floor
New York, New York 10174

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD FEBRUARY 27, 2024

TO THE STOCKHOLDERS OF NORTHERN STAR INVESTMENT CORP. II:

You are cordially invited to attend the special meeting (the “special meeting”) of stockholders of Northern Star Investment Corp. II (the “Company,” “we,” “us” or “our”) to be held at 11:30 a.m. EDT on February 27, 2024 at the offices of Graubard Miller, counsel to the Company, at 405 Lexington Avenue, 44th Floor, New York, New York 10174, for the sole purpose of considering and voting upon the following proposals:

•        a proposal to amend and restate (the “Amendment”) the Company’s amended and restated certificate of incorporation, as amended (the “charter”), to remove the provisions applicable to special purpose acquisition companies, including the requirement to cancel the Company’s shares of Class A common stock sold in the Company’s initial public offering (the “public shares”) following distribution of the funds held in the Company’s trust account (the “Amendment Proposal”); and

•        a proposal to adjourn the special meeting to a later date or dates, if the Company’s management determines that additional time is necessary to effectuate the Amendment (the “Adjournment Proposal”).

The Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement.

The purpose of the Amendment Proposal is to remove the provisions contained in the charter that are applicable to special purpose acquisition companies (“SPACs”), including the requirement to cancel the Company’s public shares following distribution of the funds held in the Company’s trust account established in connection with the initial public offering (“IPO”). As previously disclosed, the Company was unable as a SPAC to consummate an initial business combination as originally described in the charter and now intends to continue its corporate existence in an effort to ultimately acquire a business or entity. The Company’s board of directors and management has determined that it would be in the best interest of stockholders to approve the Amendment to allow holders to continue to retain their shares and participate in a transaction that the Company may potentially enter into in the future. Allowing holders of Public Shares to retain their shares following the distribution is also expected to allow the Company to continue to trade on the OTC Pink until such time as it consummates an acquisition or transaction. The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that more time is necessary to effectuate the Amendment.

The Company’s board of directors has fixed the close of business on January 29, 2024 as the date for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof. As of the record date, there are 11,329,323 shares of Class A Common Stock and 291,666 shares of Class B Common Stock outstanding. A complete list of stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

Regardless of whether the Amendment Proposal is approved and the Amendment effectuated, the Company will distribute the funds held in the trust account to holders of public shares in accordance with the terms of the charter following the special meeting and therefore there will be no redemption rights provided to holders of public shares in connection with the special meeting. On the record date, the shares held by Northern Star II Sponsor LLC (the “sponsor”) represented approximately 85% of the Company’s issued and outstanding common stock. Accordingly, we will not need any public shares to be voted in favor of the Amendment Proposal to have it approved and therefore we anticipate that the Amendment will be effectuated. Nevertheless, management of the Company may determine for business reasons in its sole discretion not to proceed with the Amendment.

After careful consideration of all relevant factors, the Company’s board of directors has determined that both of the proposals to be presented at the special meeting are fair to and in the best interests of the Company and its stockholders, and has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Amendment Proposal and “FOR” the Adjournment Proposal, if presented.

Enclosed is the proxy statement containing detailed information concerning the Amendment Proposal and the Adjournment Proposal, and the special meeting. Whether or not you plan to attend the special meeting, we urge you to read this material carefully and vote your shares.

Thank you for your attention to this matter.

February 13, 2024	By Order of the Board of Directors
/s/ Jonathan Ledecky
Chief Operating Officer and Director

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against both of the proposals.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on February 27, 2024: This notice of meeting and the accompany proxy statement are available at https://www.northernstaric2.com/sec-filings/.

NORTHERN STAR INVESTMENT CORP. II
c/o Graubard Miller
405 Lexington Avenue, 44th Floor
New York, New York 10174

TO THE STOCKHOLDERS OF NORTHERN STAR INVESTMENT CORP. II:
SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON FEBRUARY 27, 2024

PROXY STATEMENT

This proxy statement and the accompanying form of proxy is furnished to stockholders of Northern Star Investment Corp. II (the “Company,” “we,” “us” or “our”) in connection with the solicitation of proxies by our board of directors for use in voting at our special meeting of stockholders (the “special meeting”) to be held at 11:30 a.m. EDT on February 27, 2024 at the offices of Graubard Miller, counsel for the Company, at 405 Lexington Avenue, 44th Floor, New York, New York 10174, for the sole purpose of considering and voting upon the following proposals:

•        a proposal to amend and restate (the “Amendment”) the Company’s amended and restated certificate of incorporation, as amended (the “charter”), to remove the provisions applicable to special purpose acquisition companies, including the requirement to cancel the Company’s shares of Class A common stock sold in the Company’s initial public offering (the “public shares”) following distribution of the funds held in the Company’s trust account (the “Amendment Proposal”); and

•        a proposal to adjourn the special meeting to a later date or dates, if the Company’s management determines that additional time is necessary to effectuate the Amendment (the “Adjournment Proposal”).

The Amendment Proposal and the Adjournment Proposal are more fully described in this proxy statement.

The purpose of the Amendment Proposal is to remove the provisions contained in the charter that are applicable to special purpose acquisition companies (“SPACs”), including the requirement to cancel the Company’s public shares following distribution of the funds held in the Company’s trust account established in connection with the initial public offering (“IPO”). As previously disclosed, the Company was unable as a SPAC to consummate an initial business combination as originally described in the charter and now intends to continue its corporate existence in an effort to ultimately acquire a business or entity. The Company’s board of directors and management has determined that it would be in the best interest of stockholders to approve the Amendment to allow holders to continue to retain their shares and participate in a transaction that the Company may potentially enter into in the future. Allowing holders of Public Shares to retain their shares following the distribution is also expected to allow the Company to continue to trade on the OTC Pink until such time as it consummates an acquisition or transaction.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that more time is necessary to effectuate the Amendment.

The Company’s board of directors has fixed the close of business on January 29, 2024 as the date for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

Regardless of whether the Amendment Proposal is approved and the Amendment effectuated, the Company will distribute the funds held in the trust account to holders of public shares in accordance with the terms of the charter following the special meeting and therefore there will be no redemption rights provided to holders of public shares in connection with the special meeting. On the record date, the shares held by Northern Star II Sponsor LLC (the “sponsor”) represented approximately 85% of the Company’s issued and outstanding common stock. Accordingly, we will not need any public shares to be voted in favor of the Amendment Proposal to have it approved and therefore we anticipate that the Amendment will be effectuated. Nevertheless, management of the Company may determine for business reasons in its sole discretion not to proceed with the Amendment.

If the Amendment Proposal is approved and the Amendment is implemented, the Company will amend and restate the charter to remove all the provisions contained therein that are applicable to special purpose acquisition companies, including the requirement to cancel the Company’s public shares following distribution of the funds held in the Company’s trust account established in connection with the IPO. Accordingly, the public shares will remain outstanding following distribution of the funds held in the trust account.

The record date for the special meeting is January 29, 2024. Record holders of common stock of the Company at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 11,620,989 shares of common stock outstanding, including 1,620,989 outstanding public shares. The Company’s warrants do not have voting rights.

This proxy statement contains important information about the special meeting and the proposals described herein. Please read it carefully and vote your shares.

This proxy statement is dated February 13, 2024, and is first being mailed to stockholders on or about that date.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Q. Why am I receiving this proxy statement?

A. The Company is a blank check company incorporated in Delaware on November 12, 2020. The Company was formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. In January 2021, the Company consummated its IPO. Like most blank check companies, our charter provides for the return of the IPO proceeds held in the trust account to the holders of public shares if there is no qualifying business combination(s) consummated on or before a certain date (in our case, currently January 28, 2024).

The Company was not able to complete an initial business combination by January 28, 2024 and intends to distribute the funds in the trust account to the holders of public shares. However, the board of directors believes that it is in the best interests of the Company and public stockholders to continue the Company’s corporate existence in an effort to ultimately acquire a business or entity and allow the holders of public shares to retain such shares following distribution of funds in the trust account so that they may participate in any potential acquisition the Company may consummate in the future. Allowing holders of Public Shares to retain their shares following the distribution is also expected to allow the Company to continue to trade on the OTC Pink until such time as it consummates an acquisition or transaction. The Company is therefore holding this special meeting to approve an amended and restated charter to remove the provisions applicable to special purpose acquisition companies, including the requirement to cancel the public shares following distribution of the funds held in the Company’s trust account.

Q. What is being voted on?

A. You are being asked to vote on two proposals:

•   a proposal to amend and restate the Company’s charter to remove the provisions applicable to special purpose acquisition companies, including the requirement to cancel the public shares following distribution of the funds held in the Company’s trust account — we refer to this proposal as the “Amendment Proposal”; and

•   a proposal to adjourn the special meeting to a later date or dates, if we determine that additional time is necessary to effectuate the Amendment — we refer to this proposal as the “Adjournment Proposal”.

If the Amendment Proposal is approved and the Amendment is implemented, the Company will amend and restate the charter in the form attached as Annex A to remove the provisions applicable to special purpose acquisition companies, including the requirement to cancel the public shares following distribution of the funds held in the Company’s trust account. The Company will thereafter continue as a publicly reporting shell company with the public shares remaining outstanding.

If the Amendment Proposal is approved and the Amendment is implemented, the Company will be left with nominal assets. As a result, the Company will need to obtain additional funds from its sponsor, officers or directors for ongoing operating costs and to continue to attempt to acquire a business or entity. There can be no assurance that such funds will be available on terms acceptable to the Company or at all.

On the record date, the shares held by the sponsor represented approximately 85% of the Company’s issued and outstanding common stock. Accordingly, we will not need any public shares to be voted in favor of the Amendment Proposal to have it approved and therefore we anticipate that the Amendment will be effectuated. Nevertheless, management of the Company may determine for business reasons in its sole discretion not to proceed with the Amendment.

Q. Why is the Company proposing the Amendment Proposal?

A. The Company’s charter currently provides for the return of the IPO proceeds held in the trust account to the holders of public shares if there is no qualifying business combination(s) consummated on or before January 28, 2024.

The Company was not able to consummate an initial business combination by January 28, 2024. Accordingly, regardless of whether or not the Amendment Proposal is approved, the Company will distribute the funds held in the trust account to holders of public shares in accordance with the terms of the charter. However, the Company’s board and management has determined to continue the Company’s corporate existence in an effort to ultimately acquire a business or entity. Furthermore, the Company believes that circumstances warrant allowing holders of public shares to retain their shares following distribution of the funds in the trust account and potentially participate in a transaction that the Company may enter into in the future. Allowing holders of Public Shares to retain their shares following the distribution is also expected to allow the Company to continue to trade on the OTC Pink until such time as it consummates an acquisition or transaction. Accordingly, the Company’s board of directors is proposing the Amendment Proposal to remove all provisions applicable to special purpose acquisition companies, including the requirement to cancel the public shares after distributions from the trust account.

You are not being asked to vote on any proposed acquisition at this time. If the Amendment is implemented and the Company subsequently enters into a transaction that requires stockholder approval under the Delaware General Corporation Law (the “DGCL”), you will be entitled to vote on any such transaction in accordance with the DGCL when and if it is submitted to stockholders.

Q. Why should I vote for the Amendment Proposal?

A. The Company’s board of directors believes public stockholders will benefit from the Company continuing its corporate existence and seeking to ultimately acquire a business or entity in the future. The Company believes circumstances warrant allowing holders of public shares to retain their shares following distribution of the funds in the trust account and potentially participate in a transaction that the Company may enter into in the future.

Moreover, as the Company will be paying to the holders of public shares the redemption amount required to be paid to them pursuant to the charter if the Company were liquidating regardless of whether or not the Amendment is effectuated, the Company believes the Amendment Proposal will not negatively impact such holders and instead will simply be a benefit to them.

Q. Why is the Company proposing the Adjournment Proposal?

A. The Company is proposing the Adjournment Proposal to provide flexibility to adjourn the special meeting to give the Company more time to seek approval of the Amendment Proposal if necessary. If the Adjournment Proposal is not approved, the Company will not have the ability to adjourn the special meeting to a later date for the purpose of soliciting additional proxies.

Q. How do the Company’s sponsor, executive officers, directors and affiliates intend to vote their shares?

A. The sponsor and all of the Company’s directors, executive officers and their respective affiliates are expected to vote any shares of common stock over which they have voting control (including any public shares owned by them) in favor of the Amendment Proposal and Adjournment Proposal if presented.

On the record date, the sponsor shares represented approximately 85% of the Company’s issued and outstanding common stock. Accordingly, we will not need any public shares to be voted in favor of the Amendment Proposal to have it approved.

Q. What vote is required to adopt each proposal?

A. Amendment Proposal.    Approval of the Amendment Proposal will require the affirmative vote of stockholders holding 65% of the total shares of common stock outstanding on the record date. As indicated above, on the record date, the sponsor shares held by the Company’s officers, directors and sponsor represented approximately 85% of the Company’s issued and outstanding common stock. Accordingly, we will not need any public shares to be voted in favor of the Amendment Proposal to have it approved.

Adjournment Proposal.    Approval of the Adjournment Proposal will require the affirmative vote of the holders of a majority of the shares of the Company’s common stock represented in person or by proxy at the meeting and entitled to vote on such proposal.

Q. What if I don’t want to vote for one or all of the proposals?

A. If you do not want to vote for the Amendment Proposal and/or the Adjournment Proposal, you must abstain, not vote, or vote against such proposal. The Company’s stockholders do not have appraisal rights under the DGCL with respect to the Amendment.

Q. What happens if the Amendment Proposal is not approved?

A. Because the sponsor shares held by the Company’s officers, directors and sponsor represented approximately 85% of the Company’s issued and outstanding common stock as of the record date, the Company does not need any public shares to be voted in favor of the Amendment Proposal to have it approved. Accordingly, we anticipate that the Amendment Proposal will be approved. Nevertheless, management of the Company may determine for business reasons in its sole discretion not to proceed with the Amendment. In such case, the Company will pay the holders of public shares the amounts held in the trust account as required by the charter and redeem such public shares. This redemption will completely extinguish such holders’ rights as stockholders, including the right to receive further distributions, if any, from the Company.

Q. If the Amendment Proposal is approved, what happens next?

A. If the Amendment Proposal is approved, the Company will file the amended and restated charter with the Secretary of State of the State of Delaware, the public shares outstanding at such time will remain outstanding and the Company will continue its corporate existence in an attempt to ultimately acquire a business or entity.

The Company would therefore remain a reporting company under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and its common stock and warrants will remain publicly traded on the OTC Pink. The units will be automatically separated into their component parts. There can be no assurance that a market will exist for the Company’s securities following the Amendment.

Q. How do I change my vote?

A. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to the Company’s secretary prior to the date of the special meeting or by voting at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company’s counsel, Graubard Miller, at 405 Lexington Avenue, 44th Floor, New York, New York 10174.

Q. How are votes counted?

A. Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes.

Amendment Proposal.    Approval of the Amendment Proposal will require the affirmative vote of stockholders holding 65% of the total shares of common stock outstanding on the record date. Abstentions and broker non-votes will have the same effect as votes against the Amendment Proposal. On the record date, the sponsor shares held by the Company’s officers, directors and sponsor represented approximately 85% of the Company’s issued and outstanding common stock. Accordingly, we will not need any public shares to be voted in favor of the Amendment Proposal to have it approved.

Adjournment Proposal.    Approval of the Adjournment Proposal will require the affirmative vote of the holders of a majority of the shares of the Company’s common stock represented in person or by proxy at the meeting and entitled to vote on such proposal. Abstentions will have the same effect as a vote against the Adjournment Proposal. Brokers are entitled to vote on the Adjournment Proposal absent voting instructions from the beneficial holder because the proposal is considered “routine”. Consequently, there should be no broker non-votes with respect to the Adjournment Proposal.

If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?

A. Your broker, bank, or nominee can vote your shares without receiving your instructions on “routine” proposals only. Your broker, bank, or nominee cannot vote your shares with respect to “non-routine” proposals unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee.

The Adjournment Proposal is considered a routine proposal. Accordingly, your broker, bank, or nominee may vote your shares with respect to such proposal without receiving your instructions.

The Amendment Proposal is a non-routine proposal. Accordingly, your broker, bank, or nominee may not vote your shares with respect to these proposals unless you provide voting instructions.

Q. What is a quorum requirement?

A. A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding common stock on the record date are represented by stockholders present at the special meeting or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote by submitting a ballot at the special meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the special meeting may adjourn the special meeting to another date.

Notwithstanding the foregoing, on the record date, the sponsor shares held by the Company’s officers, directors and sponsor represented approximately 85% of the Company’s issued and outstanding common stock. Accordingly, it is expected that a quorum will be present.

Q. Who can vote at the special meeting?

A. Only holders of record of the Company’s common stock at the close of business on January 29, 2024 are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On the record date, 11,620,989 shares of common stock were outstanding and entitled to vote at the special meeting.

Stockholder of Record: Shares Registered in Your Name.    If on the record date your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote at the special meeting by submitting a ballot at the meeting or you may vote by proxy. Whether or not you plan to attend the special meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. Does the board recommend voting for the approval of the proposals?

A. Yes. After careful consideration of the terms and conditions of the proposals, the board of directors of the Company has determined that the Amendment Proposal and Adjournment Proposal are fair to and in the best interests of the Company and its stockholders. The board of directors recommends that the Company’s stockholders vote “FOR” the Amendment Proposal, and “FOR” the Adjournment Proposal if presented.

Q. What interests do the Company’s directors and officers have in the approval of the Amendment Proposal?

A. The Company’s directors, officers and their affiliates have interests in the Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include, but are not limited to, the possibility of future compensatory arrangements and the participation in future transactions. See the section entitled “The Special Meeting — Interests of the Company’s Directors and Officers.”

Q. What do I need to do now?

A. The Company urges you to read carefully and consider the information contained in this proxy statement and to consider how the proposals will affect you as a Company stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q. How do I vote?

A. If you are a holder of record of Company common stock, you may vote in person at the special meeting by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote in person if you have already voted by proxy.

If your shares of common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. What should I do if I receive more than one set of voting materials?

A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Q. Who is paying for this proxy solicitation?

A. The Company will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q. Who can help answer my questions?	A. If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:
Northern Star Investment Corp. II c/o Graubard Miller 405 Lexington Avenue, 44th Floor New York, New York 10174 Attn: Jonathan Ledecky Telephone: (212) 818-8800
You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

We believe that some of the information in this proxy statement constitutes forward-looking statements. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:

•        discuss future expectations;

•        contain projections of future results of operations or financial condition; or

•        state other “forward-looking” information.

We believe it is important to communicate our expectations to our stockholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the trust account, unanticipated delays in the distribution of the funds from the trust account and the Company’s ability to finance and consummate an acquisition following the distribution of funds from the trust account, and the Company’s ability to enter into a definitive agreement with any prospective target and consummate an acquisition therewith. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

BACKGROUND

The Company

The Company is a blank check company incorporated in Delaware on November 12, 2020. The Company was formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities.

On November 25, 2020, our sponsor paid $25,000, or $0.003 per share, to cover certain offering and formation costs of the company in exchange for 8,625,000 sponsor shares. Our sponsor subsequently transferred certain of the sponsor shares to our independent directors and officers, in each case at the same per-share purchase price paid by our initial stockholders. In January 2021, we effected a dividend of approximately 0.167 shares for each outstanding share, resulting in there being an aggregate of 10,062,500 sponsor shares outstanding.

On January 28, 2021, we consummated our IPO of 40,000,000 units, including 5,000,000 units subject to the underwriters’ over-allotment option, with each unit consisting of one public share and one-fifth of one redeemable warrant, with each whole warrant entitling the holder to purchase one public share at a price of $11.50 per share. The units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $400,000,000.

The sponsor had agreed to forfeit up to 1,312,500 sponsor shares to the extent that the over-allotment option was not exercised in full by the underwriters. As a result of the over-allotment option being partially exercised, the sponsor forfeited 62,500 sponsor shares resulting in there being an aggregate of 10,000,000 sponsor shares outstanding.

Simultaneously with the consummation of the IPO, we consummated a private placement (“private placement”) of 9,750,000 warrants (“private warrants”) to our sponsor at a price of $1.00 per private warrant, generating total proceeds of $9,750,000. The private warrants are identical to the warrants included in the units sold in the IPO, except that the private warrants are non-redeemable and may be exercised on a cashless basis, in each case so long as they continue to be held by our sponsor or its permitted transferees. The sponsor has agreed not to transfer, assign, or sell any of the private warrants or common stock underlying the private warrants (except to certain transferees) until thirty days after the completion of our initial business combination.

Following consummation of the IPO and the private placement, an aggregate of $400,000,000 was deposited in the trust account.

On December 30, 2022, we held a special meeting of stockholders at which such stockholders voted to extend the time we had to consummate an initial business combination from January 28, 2023 to July 28, 2023. In connection with such vote, the holders of an aggregate of 37,926,283 public shares exercised their right to redeem their shares for an aggregate of $383,283,016 in cash. On July 28, 2023, we held a second special meeting of stockholders at which such stockholders voted to extend the time we had to consummate an initial business combination from July 28, 2023 to January 28, 2024. In connection with such vote, the holders of an aggregate of 452,728 public shares exercised their right to redeem their shares for an aggregate of $4,640,539 in cash. Accordingly, on or about the record date, the Company had approximately $17.06 million of cash in the trust account.

The Company was not able to consummate an initial business combination by January 28, 2024. Accordingly, regardless of whether or not the Amendment Proposal is approved, the Company will distribute the funds held in the trust account to holders of public shares in accordance with the terms of the charter. However, the Company’s board and management has determined to continue the Company’s corporate existence in an effort to ultimately acquire a business or entity. Furthermore, the Company believes that circumstances warrant allowing holders of public shares to retain their shares following distribution of the funds in the trust account and potentially participate in a transaction that the Company may enter into in the future. Allowing holders of Public Shares to retain their shares following the distribution is also expected to allow the Company to continue to trade on the OTC Pink until such time as it consummates an acquisition or transaction. Accordingly, the Company’s board of directors is proposing the Amendment Proposal to remove all provisions applicable to special purpose acquisition companies, including the requirement to cancel the public shares after distributions from the trust account.

The mailing address of the Company’s principal executive office is c/o Graubard Miller, 405 Lexington Avenue, 44th Floor, New York, New York 10174, and its telephone number is (212) 818-8800.

Risks related to Potential Application of the Investment Company Act

As previously indicated, the Company completed its initial public offering in January 2021 and has operated as a blank check company searching for a target business with which to consummate an initial business combination since such time (or approximately 36 months). Due to the length of time that we have been searching for a business combination, it is possible that a claim could be made that we have been operating as an unregistered investment company. It is also possible that the investment of funds from the IPO during our life as a blank check company, and the earning and use of interest from such investment, could increase the likelihood of us being found to have been operating as an unregistered investment company prior to the distribution of the remaining funds held in the trust account. We will distribute the proceeds held in the trust account in accordance with the charter regardless of whether or not the Amendment is effectuated and no longer hold or invest any such assets. Nevertheless, if the Company was deemed to be an investment company for purposes of the Investment Company Act and found to have been operating as an unregistered investment company, it could cause the Company to liquidate. If we are forced to liquidate, investors in the Company would not be able to participate in any benefits of owning stock in an operating business, including the potential appreciation of our stock following such an acquisition.

Status as “Shell Company” under the Federal Securities Laws

Following stockholder approval of the Amendment Proposal and distribution of the remaining funds in the trust account, we will be deemed a “shell company” under the federal securities laws. A “shell company” is a public reporting company that has no or nominal assets (other than cash), and no or nominal operations. Shell companies are subject to certain special rules under the federal securities laws, including:

•        specific disclosure requirements on Form 8-K upon the consummation of a transaction that effects a change in control or changes the shell company into a non-shell company, as discussed further below;

•        limitations in the use of certain short-form registration statements under the Securities Act while a shell company, including Form S-8 registration statements used in connection with employee benefit plans;

•        ineligibility for certain streamlined procedures and publicity rules in connection with public offerings while a shell company and for a period of three years thereafter; and

•        unavailability of the resale provisions of Rule 144 of the Securities Act until one year following the Form 8-K disclosure described above.

In addition, we could be deemed a “blank check company” under the federal securities laws in the future, which could result in restrictions on any future public offerings of our securities, as further described below.

Potential Application of Rule 419 under the Securities Act to Future Public Offerings

Depending on the timing and nature of the Company’s future capital-raising activities, we could become subject to even more onerous restrictions regarding the handling of any future public offering proceeds than those set forth in our current charter regarding the proceeds of our IPO. For instance, following effectuation of the Amendment and the distribution of the amounts in the trust account, we could be deemed a “blank check company” for the purposes of Rule 419 promulgated under the Securities Act of 1933 (the “Securities Act”). Rule 419 imposes strict restrictions on the handling of the proceeds received, and securities issued, in an offering registered under the Securities Act by a “blank check company” as defined in Rule 419, including a mandatory escrow of the offering proceeds, a process of stockholder “reconfirmation” when a business combination is announced and a ban on the trading of the securities sold, pending the consummation of a business combination, which must occur within 18 months of the offering. Rule 419 defines a “blank check company” as:

•        a development stage company that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and

•        issuing “penny stock,” as defined in Rule 3a51-1 under the Securities Exchange Act of 1934 (the “Exchange Act”).

There are several bases on which exemptions from the application of Rule 419 exist, including raising capital through a private offering exempt from registration under the Securities Act, raising net proceeds in excess of $5 million in a public offering that is a firm commitment underwritten offering and raising capital in a public offering in connection with the acquisition of an identified company. Although the Company intends to conduct any future capital raising in a manner that is exempt from Rule 419, there can be no assurances that any future capital raising transactions will qualify for such an exemption.

THE AMENDMENT PROPOSAL

The Company is proposing to amend and restate its charter to remove the provisions applicable to special purpose acquisition companies, including the requirement to cancel the public shares following distribution of the funds held in the Company’s trust account. A copy of the proposed amended and restated charter of the Company to effectuate the Amendment is attached to this proxy statement as Annex A.

Reasons for the Amendment Proposal

The purpose of the Amendment Proposal is to remove the provisions contained in the charter that are applicable to SPACs, including the requirement to cancel the Company’s public shares following distribution of the funds held in the Company’s trust account established in connection with the IPO. As previously disclosed, the Company was unable as a SPAC to consummate an initial business combination as originally described in the charter and now intends to continue its corporate existence in an effort to ultimately acquire a business or entity. The Company’s board of directors and management has determined that it would be in the best interest of stockholders to approve the Amendment to allow holders to continue to retain their shares and participate in a transaction that the Company may potentially enter into in the future. Allowing holders of Public Shares to retain their shares following the distribution is also expected to allow the Company to continue to trade on the OTC Pink until such time as it consummates an acquisition or transaction.

If the Amendment Proposal is not Approved

Because the sponsor shares held by the Company’s officers, directors and sponsor represented approximately 85% of the Company’s issued and outstanding common stock as of the record date, the Company does not need any public shares to be voted in favor of the Amendment Proposal to have it approved. Accordingly, we anticipate that the Amendment Proposal will be approved. Nevertheless, management of the Company may determine for business reasons in its sole discretion not to proceed with the Amendment. In such case, the Company will pay the holders of public shares the amounts held in the trust account as required by the charter and redeem such public shares. This redemption will completely extinguish such holders’ rights as stockholders, including the right to receive further distributions, if any, from the Company.

If the Amendment Proposal is Approved

If the Amendment Proposal is approved, the Company will file the amended and restated charter with the Secretary of State of the State of Delaware, the public shares outstanding at such time will remain outstanding and the Company will continue its corporate existence in an attempt to ultimately acquire a business or entity.

In such event, the Company will remain a reporting company under the Exchange Act, and its common stock and warrants will remain publicly traded on the OTC Pink. The units will be automatically separated into their component parts. There can be no assurance that a market will exist for the Company’s securities following the Amendment.

You are not being asked to vote on any proposed acquisition at this time. If the Amendment is implemented and the Company subsequently enters into a transaction that requires stockholder approval under the DGCL, you will be entitled to vote on any such transaction in accordance with the DGCL when and if it is submitted to stockholders.

Future Acquisition Plans

If the Amendment Proposal is approved, the Company intends to attempt to acquire one or more businesses or entities in one or more industries not now identified. Any such acquisition would be subject to several important factors, including but not limited to the availability of financing and the role and level of involvement of the Company’s current board of directors and management in the Company’s post-acquisition operations. We cannot assure you that we will be able to enter into or consummate any acquisition. As of the date of this proxy statement, the Company has no definitive agreement in place with any acquisition candidates and there can be no assurance that the Company will ever be able to enter into such an agreement in the future. In the event that the Company enters into a definitive agreement for an acquisition in the future, such transaction may not require stockholder approval under the DGCL depending on how it is structured. Accordingly, you may not be entitled to vote on any future acquisition the Company enters into and attempts to consummate.

Board Recommendation

The board of directors recommends that stockholders vote “FOR” the approval of the Amendment Proposal.

THE ADJOURNMENT PROPOSAL

The Company is proposing the Adjournment Proposal to allow the Company to adjourn the special meeting to a later date or dates to give the Company more time to effectuate the Amendment for whatever reason.

If the Adjournment Proposal is presented to the special meeting and is not approved by the stockholders, the Company may not be able to adjourn the special meeting to a later date or dates if necessary. In such event, the Extension may not be effectuated.

Board Recommendation

The board of directors recommends that stockholders vote “FOR” the approval of the Adjournment Proposal.

THE SPECIAL MEETING

Date, Time and Place.    The special meeting of the Company’s stockholders will be held at 11:30 a.m., EDT on February 27, 2024, at the offices of Graubard Miller, counsel to the Company, at 405 Lexington Avenue, 44th Floor, New York, New York 10174.

Voting Power; Record Date.    You will be entitled to vote or direct votes to be cast at the special meeting, if you owned Company common stock at the close of business on January 29, 2024, the record date for the special meeting. At the close of business on the record date, there were 11,329,323 shares of Class A Common Stock and 291,666 shares of Class B Common Stock outstanding, each of which entitles its holder to cast one vote per proposal. Company warrants do not carry voting rights.

Proxies; Board Solicitation.    Your proxy is being solicited by the Company’s board of directors on the proposals being presented to stockholders at the special meeting. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the special meeting.

Required Vote

Amendment Proposal.    Approval of the Amendment Proposal will require the affirmative vote of stockholders holding 65% of the total shares of common stock outstanding on the record date. Abstentions and broker non-votes will have the same effect as votes against the Amendment Proposal. On the record date, the sponsor shares held by the Company’s officers, directors and sponsor represented approximately 85% of the Company’s issued and outstanding common stock. Accordingly, we will not need any public shares to be voted in favor of the Amendment Proposal to have it approved.

Adjournment Proposal.    Approval of the Adjournment Proposal will require the affirmative vote of the holders of a majority of the shares of the Company’s common stock represented in person or by proxy at the meeting and entitled to vote on such proposal. Abstentions will have the same effect as a vote against the Adjournment Proposal. Brokers are entitled to vote on the Adjournment Proposal absent voting instructions from the beneficial holder because the proposal is considered “routine”. Consequently, there should be no broker non-votes with respect to the Adjournment Proposal.

Interests of the Company’s Directors and Officers

When you consider the recommendation of the Company’s board of directors, you should keep in mind that the Company’s executive officers and members of the Company’s board of directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        Following effectuation of the Amendment and distribution of funds in the trust account, the Company will operate without the blank check company restrictions that are currently set forth in the charter. The board of directors anticipates that the Company will need to raise capital to fund ongoing operations, including the compliance cost of continuing to remain a public reporting company, and to fund the consummation of an acquisition. Such a financing may involve existing investors and/or new investors, including officers and directors of the Company. Further, any entity which the Company may acquire following effectuation of the Amendment may be affiliated, or have some relationship with, one of our existing officers and directors. The officers and directors would benefit from any such transactions;

•        The Company’s officers, directors and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible target businesses. If an acquisition is consummated, these out-of-pocket expenses may be repaid.

•        None of the Company’s officers or directors has received any cash compensation for services rendered to the Company. All of the current officers and directors of the Company are expected to continue to serve in such positions at least through the date of any potential acquisition. These individuals may receive compensation from the Company following the Amendment to the extent funds become available to the Company.

Additionally, if the Amendment Proposal is approved and the Amendment is implemented and the Company consummates an acquisition, the officers and directors may have additional interests in such transaction which would be identified at such time.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE AMENDMENT PROPOSAL AND “FOR” THE ADJOURNMENT PROPOSAL, IF PRESENTED.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock as of the record date by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•        each of our officers and directors; and

•        all our officers and directors as a group.

As of the record date, there were a total of 11,620,989 shares of common stock outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect beneficial ownership of any warrants as they are not exercisable within 60 days of the date of this proxy statement.

Name and address of beneficial owner(1)	Amount and nature of beneficial ownership	Approximate percentage of outstanding common stock
Jonathan J. Ledecky(2)(3)	9,766,667	84.0%
James H.R. Brady(2)	116,667	1.0%
Brett Cyrgalis	—	—
Northern Star II Sponsor LLC(2)	9,766,667	84.0%
All officers and directors as a group (two individuals)	9,883,334	85.0%

____________

*        Less than one percent.

(1)      Unless otherwise noted, the business address of each of our stockholders is c/o Northern Star Investment Corp. II, c/o Graubard Miller, The Chrysler Building, 405 Lexington Avenue, 44th Floor, New York, New York 10174.

(2)      Includes 116,667 shares of Class B common stock which shares will automatically convert into Class A common stock at the time of our initial business combination on a one-for-one basis, subject to adjustment.

(3)      Represents shares held by our sponsor, of which Mr. Ledecky is the sole managing member. The sponsor has agreed that upon consummation of an initial business combination, it will transfer an aggregate of 590,453 shares to several unaffiliated third parties in exchange for them agreeing not to redeem their shares in connection with the prior extensions of time for the Company to consummate an initial business combination.

STOCKHOLDER PROPOSALS

If the Amendment Proposal is approved and the Amendment is implemented, the Company may hold a special meeting of stockholders when and if necessary to approve any acquisition and related matters that may require approval under the DGCL. Accordingly, the Company’s next annual meeting of stockholders would be held at a future date to be determined by the post business-combination company. The Company expects that it would notify stockholders of the deadline for submitting a proposal for inclusion in the proxy statement for its next annual meeting following the completion of any acquisition. You should direct any proposals to the Company’s secretary at the Company’s principal office. If you are a stockholder and you want to nominate a person for election to our board of directors or present a matter of business to be considered, under the Company’s bylaws you must give timely notice of the nomination or the matter, in writing, to the Company’s secretary. To be timely, the notice has to be given between 60 and 90 days before the annual meeting date.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by calling or writing the Company at the Company’s principal executive offices at 405 Lexington Avenue, 44th Floor, New York, New York 10174.

WHERE YOU CAN FIND MORE INFORMATION

The Company files reports, proxy statements and other information electronically with the SEC as required by the Exchange Act. You may access information on the Company at the SEC website containing reports, proxy statements and other information at http://www.sec.gov. This proxy statement describes the material elements of exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant document included as an annex to this proxy statement. You may obtain additional information, or additional copies of this proxy statement, at no cost, by contacting us at the following address or telephone number:

Northern Star Investment Corp. II
c/o Graubard Miller
405 Lexington Avenue, 44th Floor
New York, New York 10174
Tel: (212) 818-8800

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than February 22, 2024.

ANNEX A

SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
NORTHERN STAR INVESTMENT CORP. II

Pursuant to Sections 242 and 245 of the
Delaware General Corporation Law

Northern Star Investment Corp. II, a corporation existing under the laws of the State of Delaware (the “Corporation”), by its Chief Operating Officer, hereby certifies as follows:

1.    The name of the Corporation is “Northern Star Investment Corp. II”

2.    The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on November 12, 2020, Amended and Restated Certificates of Incorporation were filed in the office of the Secretary of State of the State of Delaware on January 25, 2021 and March 1, 2021 and amendments to the Amended and Restated Certificate of Incorporation were filed in the office of the Secretary of State of the State of Delaware on December 30, 2022 and July 28, 2023.

3.    This Amended Restated Certificate of Incorporation restates, integrates and amends the Certificate of Incorporation of the Corporation.

4.    This Amended and Restated Certificate of Incorporation was duly adopted by joint written consent of the directors and stockholders of the Corporation in accordance with the applicable provisions of Sections 141(f), 228, 242 and 245 of the General Corporation Law of the State of Delaware (“GCL”).

5.    The text of the Certificate of Incorporation of the Corporation is hereby amended and restated to read in full as follows:

FIRST: The name of the corporation is Northern Star Investment Corp. II (hereinafter sometimes referred to as the “Corporation”).

SECOND: The registered office of the Corporation is to be located at c/o Vcorp Services, LLC, 108 W. 13th Street, Suite 100, Wilmington, Delaware 19801. The name of its registered agent at that address is Vcorp Services, LLC.

THIRD: The purpose of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized under the GCL. In addition to the powers and privileges conferred upon the Corporation by law and those incidental thereto, the Corporation shall possess and may exercise all the powers and privileges that are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the Corporation including, but not limited to, effecting a Business Combination (as defined below).

FOURTH: The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 151,000,000 of which 150,000,000 shares shall be Common Stock of the par value of $0.0001 per share (“Common Stock”), representing (a) 125,000,000 shares of Class A Common Stock (“Class A Common Stock”) and (b) 25,000,000 shares of Class B Common Stock (“Class B Common Stock”), and 1,000,000 shares shall be Preferred Stock of the par value of $0.0001 per share.

A.    Preferred Stock. The Board of Directors is expressly granted authority to issue shares of the Preferred Stock, in one or more series, and to fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series (a “Preferred Stock Designation”) and as may be permitted by the GCL. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation.

Annex A-1

B.    Common Stock.

(1)    Voting.

(i)    Except as otherwise required by law or this Certificate (including any Preferred Stock Designation), the holders of the Common Stock shall exclusively possess all voting power with respect to the Corporation.

(ii)    Except as otherwise required by law or this Certificate (including any Preferred Stock Designation), the holders of shares of Common Stock shall be entitled to one vote for each such share on each matter properly submitted to the stockholders on which the holders of the Common Stock are entitled to vote.

(iii)    Except as otherwise required by law or this Certificate (including any Preferred Stock Designation), at any annual or special meeting of the stockholders of the Corporation, holders of the Class A Common Stock and holders of the Class B Common Stock, voting together as a single class, shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the stockholders. Notwithstanding the foregoing, except as otherwise required by law or this Certificate (including any Preferred Stock Designation), holders of shares of any series of Common Stock shall not be entitled to vote on any amendment to this Certificate (including any amendment to any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock or other series of Common Stock if the holders of such affected series of Preferred Stock or Common Stock, as applicable, are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate (including any Preferred Stock Designation) or the GCL.

(iv)    Any action required or permitted to be taken at any meeting of the holders of Common Stock may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of the outstanding Common Stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of Common Stock were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which minutes of proceedings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. Prompt written notice of the taking of corporate action without a meeting by less than unanimous written consent of the holders of Common Stock shall, to the extent required by law, be given to those holders of Common Stock who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of holders of Common Stock to take the action were delivered to the Corporation.

(2)    Class B Common Stock.

(i)    Shares of Class B Common Stock shall be convertible into shares of Class A Common Stock on a one-for-one basis (the “Conversion Ratio”) (A) at any time and from time to time at the option of the holder thereof and (B) automatically at the time of the closing of a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (“Business Combination”).

The Conversion Ratio shall also be adjusted to account for any subdivision (by stock split, subdivision, exchange, stock dividend, reclassification, recapitalization or otherwise) or combination (by reverse stock split, exchange, reclassification, recapitalization or otherwise) or similar reclassification or recapitalization of the outstanding shares of Class A Common Stock into a greater or lesser number of shares occurring after the original filing of this Certificate without a proportionate and corresponding subdivision, combination or similar reclassification or recapitalization of the outstanding shares of Class B Common Stock.

Annex A-2

(iii)    Voting. Except as otherwise required by law or this Certificate (including any Preferred Stock Designation), for so long as any shares of Class B Common Stock shall remain outstanding, the Corporation shall not, without the prior vote or written consent of the holders of a majority of the shares of Class B Common Stock then outstanding, voting separately as a single class, amend, alter or repeal any provision of this Certificate, whether by merger, consolidation or otherwise, if such amendment, alteration or repeal would alter or change the powers, preferences or relative, participating, optional or other or special rights of the Class B Common Stock.

(3)    Dividends. Subject to applicable law, the rights, if any, of the holders of any outstanding series of the Preferred Stock, the holders of shares of Common Stock shall be entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the Board from time to time out of any assets or funds of the Corporation legally available therefor and shall share equally on a per share basis in such dividends and distributions.

(4)    Liquidation, Dissolution or Winding Up of the Corporation. Subject to applicable law, the rights, if any, of the holders of any outstanding series of the Preferred Stock, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of shares of Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of Class A Common Stock (on an as converted basis with respect to the Class B Common Stock) held by them.

FIFTH: Intentionally Omitted.

SIXTH: The Board of Directors shall be divided into three classes: Class A, Class B and Class C. The number of directors in each class shall be fixed exclusively by the Board of Directors and shall be as nearly equal as possible. The directors in Class A shall be elected for a term expiring at the first Annual Meeting of Stockholders, the directors in Class B shall be elected for a term expiring at the second Annual Meeting of Stockholders and the directors in Class C shall be elected for a term expiring at the third Annual Meeting of Stockholders. Commencing at the first Annual Meeting of Stockholders, and at each annual meeting thereafter, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. Except as the GCL may otherwise require, in the interim between annual meetings of stockholders or special meetings of stockholders called for the election of directors and/or the removal of one or more directors and the filling of any vacancy in that connection, newly created directorships and any vacancies in the Board of Directors, including unfilled vacancies resulting from the removal of directors for cause, may be filled only by the vote of a majority of the remaining directors then in office, although less than a quorum (as defined in the Corporation’s Bylaws), or by the sole remaining director. All directors shall hold office until the expiration of their respective terms of office and until their successors shall have been elected and qualified. A director elected to fill a vacancy resulting from the death, resignation or removal of a director shall serve for the remainder of the full term of the director whose death, resignation or removal shall have created such vacancy and until his successor shall have been elected and qualified.

SEVENTH: The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

A.    Election of directors need not be by ballot unless the by-laws of the Corporation so provide.

B.    In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to make, alter and repeal the by-laws of the Corporation, subject to the power of the stockholders of the Corporation to alter or repeal any by-law whether adopted by them or otherwise.

C.    The directors in their discretion may submit any contract or act for approval or ratification at any annual meeting of the stockholders or at any special meeting of the stockholders called for the purpose of considering any such act or contract, and any contract or act that shall be approved or be ratified by the vote of the holders of a majority of the stock of the Corporation which is represented in person or by proxy at such meeting and entitled to vote thereat (provided that a lawful quorum of stockholders be there represented in person or by proxy), unless a higher vote is

Annex A-3

required by applicable law, shall be as valid and binding upon the Corporation and upon all the stockholders as though it had been approved or ratified by every stockholder of the Corporation, whether or not the contract or act would otherwise be open to legal attack because of directors’ interests, or for any other reason.

D.    In addition to the powers and authorities hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation; subject, nevertheless, to the provisions of the statutes of the State of Delaware, of this Certificate, and to any by-laws from time to time made by the stockholders; provided, however, that no by-law so made shall invalidate any prior act of the directors which would have been valid if such by-law had not been made.

EIGHTH:    A.    A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the GCL, or (iv) for any transaction from which the director derived an improper personal benefit. If the GCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the GCL, as so amended. Any repeal or modification of this paragraph A by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation with respect to events occurring prior to the time of such repeal or modification.

B.    The Corporation, to the full extent permitted by Section 145 of the GCL, as amended from time to time, shall indemnify all persons whom it may indemnify pursuant thereto. Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative, or investigative action, suit or proceeding for which such officer or director may be entitled to indemnification hereunder shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation as authorized hereby.

NINTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

TENTH: A. Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by law, be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation, its directors, officers or employees arising pursuant to any provision of the GCL or this Amended and Restated Certificate or the By-Laws, or (iv) any action asserting a claim against the Corporation, its directors, officers or employees governed by the internal affairs doctrine and, if brought outside of Delaware, the stockholder bringing the suit will be deemed to have consented to service of process on such stockholder’s counsel. Notwithstanding the foregoing, the Court of Chancery of the State of Delaware shall not be the sole and exclusive forum for any of the following actions: (A) as to which the Court of Chancery in the State of Delaware determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), (B) which is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, (C) for which the Court of Chancery does not have subject matter jurisdiction, or (D) any action arising under the Securities Act of 1933,

Annex A-4

as amended. Furthermore, notwithstanding the foregoing, the provisions of this Section A will not apply to suits brought to enforce any liability or duty created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction.

B.    If any action the subject matter of which is within the scope of Section A immediately above is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce paragraph A immediately above (an “Enforcement Action”) and (ii) having service of process made upon such stockholder in any such Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

C.    If any provision or provisions of this Article TENTH shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article TENTH (including, without limitation, each portion of any sentence of this Article TENTH containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article TENTH.

ELEVENTH: The doctrine of corporate opportunity, or any other analogous doctrine, shall not apply with respect to the Corporation or any of its officers or directors in circumstances where the application of any such doctrine would conflict with any fiduciary duties or contractual obligations they may have as of the date of this Certificate or in the future, and the Corporation renounces any expectancy that any of the directors or officers of the Corporation will offer any such corporate opportunity of which he or she may become aware to the Corporation. In addition to the foregoing, the doctrine of corporate opportunity shall not apply to any other corporate opportunity with respect to any of the directors or officers of the Corporation unless such corporate opportunity is offered to such person solely in his or her capacity as a director or officer of the Corporation and such opportunity is one the Corporation is legally and contractually permitted to undertake and would otherwise be reasonable for the Corporation to pursue.

[Signature Page Follows]

IN WITNESS WHEREOF, the Corporation has caused this Second Amended and Restated Certificate of Incorporation to be signed by its Chief Operating Officer, as of the __ day of February, 2024.

NORTHERN STAR INVESTMENT CORP. II

Jonathan Ledecky
Chief Operating Officer

Annex A-5

PROXY

NORTHERN STAR INVESTMENT CORP. II
c/o Graubard Miller
405 Lexington Avenue, 44th Floor
New York, New York 10174

SPECIAL MEETING OF STOCKHOLDERS

FEBRUARY 27, 2024

YOUR VOTE IS IMPORTANT
FOLD AND DETACH HERE

NORTHERN STAR INVESTMENT CORP. II

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON
FEBRUARY 27, 2024

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated February 13, 2024, in connection with the special meeting to be held at 11:30 a.m. EDT on February 27, 2024 at the offices of Graubard Miller, 405 Lexington Avenue, 44th Floor, New York, New York 10174, and hereby appoints Jonathan Ledecky and Jim Brady the attorney and proxy of the undersigned, with power of substitution, to vote all shares of common stock of Northern Star Investment Corp. II (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the special meeting of stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE AMENDMENT PROPOSAL (PROPOSAL 1), AND “FOR” THE ADJOURNMENT PROPOSAL (PROPOSAL 2), IF PRESENTED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on February 27, 2024: This notice of meeting and the accompany proxy statement are available at https://www.northernstaric2.com/sec-filings.

Proposal 1 — Amendment Proposal	FOR	AGAINST	ABSTAIN

Amend and restate the Company’s amended and restated certificate of incorporation to remove the provisions applicable to special purpose acquisition companies, including the requirement to cancel the Company’s shares of Class A common stock sold in the Company’s initial public offering following distribution of the funds held in the Company’s trust account.

	☐	☐	☐

Proposal 2 — Adjournment Proposal	FOR	AGAINST	ABSTAIN
Approve the adjournment of the special meeting to a later date or dates, if the Company determines that additional time is necessary to effectuate the Amendment.	☐	☐	☐
Dated: ________________________2024

Stockholder’s Signature

Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 1, “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 2, IF SUCH PROPOSAL IS PRESENTED AT THE SPECIAL MEETING, AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.